Exhibit 99.1 Delek US Holdings, Inc. Investor Presentation June 2019

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput and optionality; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; light production from shale plays and Permian growth; differentials including increases, trends and the impact thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; our ability to execute on the midstream initiatives, including the Big Spring Gathering System, expansion of the Red River pipeline and participating in a long-haul pipeline, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; the attainment of certain regulatory benefits; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability to obtain commitments and construct the long-haul pipeline; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA, free cash flow, distributable cash flow and distribution coverage ratio provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. Distributable cash flow is calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. EBITDA, adjusted EBITDA, free cash flow, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, adjusted EBITDA, free cash flow, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, adjusted EBITDA, free cash flow, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA, adjusted EBITDA, distributable cash flow and distribution coverage ratio to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Overview

Overview (NYSE: DK)	• Current Price: $33.35/share(1) • Market Capitalization: $2.4 billion(1) • NYSE: DKL: (Market cap $745 mm)(1) Owns 63.4%, including 2% GP(2) • 1Q19 Net Income: $149.3 million; Adjusted EBITDA: $237.5 million(3)

Flexible Financial Position to Support Growth	• March 31, 2019 balance sheet:
	  • Delek US: approx. $1.0 billion of cash; $1.8 billion of debt
	  • Includes $5.4 million cash and $705.2 million debt of DKL
	  • Net debt (excl. DKL) of $71.6 million

Company Initiatives to Create Long-Term Value	• Big Spring Gathering System with over 200,000 dedicated acres • Potential to participate in value chain from wellhead to Gulf Coast; exploring options for a long haul crude oil pipeline joint venture • Completed Krotz Springs alkylation project forecasted $50 million annualized EBITDA(3)

Red River Joint Venture
Midstream Growth
Improves crude slate optionality
	• Red River joint venture with Plains in May 2019; ~$128.0 million investment
	  • Expected annualized adjusted EBITDA of $13.5 to $15.5 million pre-expansion growing to $20.0 to $25.0 million post-expansion (first half 2020) (3)
	• Supports additional crude flexibility in the Delek US refining system
	  • Increasing access to Cushing from 35,000 bpd to 100,000 bpd in first half 2020
	  • Approximately 125,000 bpd of crude oil priced on Cushing basis after expansion

Cash Returns to Shareholders	• Repurchased $46.2 million of DK shares in 1Q19, $316 million over last 12 months
	• Target $60 million repurchase of DK shares in 2Q19
	• Increased regular quarterly dividend(4):
	  • 2Q19 increased by 4% to $0.28/share
	  • Fifth increase from $0.15/share, paid in December 2017

1) Based on price per common share or common unit, as applicable, as of trading on May 30, 2019.
2) As of March 31, 2019, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.
3) Please see page 36 for a reconciliation of net income to adjusted EBITDA, page 34 for a reconciliation of forecasted incremental net income to forecasted incremental EBITDA for the Krotz Spring alkylation project and page 41 for a reconciliation of forecasted incremental net income to forecasted incremental adjusted EBITDA for the Red River joint venture.
4) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.

3

Integrated Company with Asset Diversity and Scale

Strategically located assets with growing crude oil optionality



Source 207,000 bpd from Permian Basin
Growing gathering system
Access to Cushing; 35,000 bpd increasing to 100,000 bpd first half 2020
CUSHING
WOODFORD BASIN
PERMIAN BASIN
ALBUQUERQUE
WICHITA FALLS
LUBBOCK
BASIN
BIG SPRING
DALLAS
RED RIVER
LITTLE ROCK
EL DORADO
MEMPHIS
NASHVILLE
BRENTWOOD
MID VALLEY
TUCSON
EL PASO
WEST TEXAS GULF
Potential Joint Venture Pipeline
TYLER
SAN ANGELO
AMDEL
PALINE
MILLENNIUM
LOLA
KROTZ SPRINGS
ST JAMES
NEW ORLEANS
BEAUMONT
FREEPORT
EAGLE FORD BASIN
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD-PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD-PARTY CRUDE PIPELINES
THIRD-PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Refining [1]

- 302,000 bpd in total
  - El Dorado, AR
  - Tyler, TX
  - Big Spring, TX
  - Krotz Springs, LA
- Crude oil supply: 262,000 bpd WTI linked currently
- Increasing crude oil supply optionality through Red River

Logistics

- 10 terminals
- Approximately 1,320 miles of pipeline
- 11.0 million bbls of storage capacity
- West Texas wholesale
- Joint venture crude oil pipelines: RIO / Caddo
- Own 63.4%, incl. 2% GP, of DKL[2]

Asphalt

6 asphalt terminals located in:

- El Dorado, AR
- Muskogee, OK
- Memphis, TN
- Big Spring & Henderson, TX
- Richmond Beach, WA

Retail

- Approximately 280 stores
- Southwest US locations
- Largest licensee of 7-Eleven stores in the US
- West Texas wholesale marketing business

Renewables

Approx. 23m gallons biodiesel:

- Crossett, AR
- Cleburne, TX

1) California refinery located in Bakersfield, which is not shown on the map, has not operated since 2012.
2) As of March 31, 2019, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.

4

WTI-Linked Refining System

System with over 300,000 bpd of crude oil throughput capacity and growing crude oil optionality

Tyler, Texas
- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin, Cushing and East Texas sourced crude oil

El Dorado, Arkansas
- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas, Cushing and Gulf Coast crude oils

Big Spring, Texas
- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana
- 74,000 bpd crude oil throughput
- 8.4 complexity
- Permian Basin, Cushing, local and Gulf Coast crude oil sources

Increasing Access to Cushing Crude Oil Grades, bpd



Crude Throughput Capacity
Current Crude Oil Access
1st Half 2020 Crude Oil Access
302,000
262,000 WTI linked
35,000
25,000
35,000
207,000
35,000
25,000
35,000 to 100,000
142,000 to 207,000
Permian
Cushing
ETX/ AR
Other/GC

***Crude Oil Optionality** - Red River pipeline joint venture to increase access to Cushing crude oil from 35,000 bpd to 100,000 bpd following expansion in first half 2020*

- ***Brings total barrels priced on a Cushing basis to 125,000 bpd***

YTD 1Q19



Tyler(1)
WTI
ETX
Other
9%
1%
90%
100% WTI linked
El Dorado(1)
WTI
Local AK
Other
31%
41%
28%
100% WTI linked
Big Spring(1)
WTI
WTS
20%
80%
100% WTI linked
Krotz Springs(1)
WTI
GC Sweet
35%
65%
65% WTI linked

1) Crude oil slate based on amount received year-to-date as of March 31, 2019 will vary each period based on operations and purchases.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate.

5

Brent – WTI Differential

Transportation economics should keep the differential wide

- **Transportation economics should play a role in the differential**
- **Current break-even transport economics for exporting from Cushing approximately $3.82 - $11.14[(2)]**
  - IMO 2020 expected to increase shipping costs
- **Cushing inventories expected to build in 2019**
  - Growing Mid-Continent production, max utilization on southbound pipelines
- **Global inventories should likely decline over the summer, contributing to Brent backwardation**
- **Brent-WTI spread can widen further due to**
  - Stronger Brent backwardation
  - OPEC+ cuts
  - Increased global refining capacity
  - Higher interest rates on Time Value of Money
  - Higher freight rates
  - Declining North Sea production

Indication of Cushing Sourced Export Transport Economics [(1)(2)]


$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$3.82 - $8.46
$0.25
$0.40
$1.50–$2.75
$0.25-$0.70
$1.42–$4.36
$6.50 - $11.14
$0.30
$1.03
$3.50–$4.75
$0.25-$0.70
$1.42–$4.36
Europe
Asia
Brent & WTI Backwardation (Contango)
Time Value of Money
Shipping Freight
Transport from terminal to water
Pipeline Tariff

Weekly Cushing, OK Ending Stocks (000 bbls) [(3)]


80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Delek US

1) Market data source: Argus – May 2019; futures based on ICE/NYMEX curve.
2) Source: Company estimates; based on publicly available pipeline tariffs.
3) Source: Company estimates; current stocks based on EIA for May 24, 2019, Weekly Stocks, Area: Cushing, Oklahoma.

6

Permian Basin Outlook Production continues to grow while incremental takeaway capacity outlook is uncertain • Steady growth has continued in production Average Annual Crude Oil Production (Mbpd) (1) • Drilling supported by improved technology and low costs and WTI-Midland Price (2) • Low break-even rates: appx. $36/BBL 7.00 $57.66 65.00 $57.82 • Higher prices support production growth $55.88 $54.74 6.00 $49.88 $59.63 55.00 • Some producers have announced plans to reduce rigs but expect production growth 5.00 Current production 45.00 April 2019: 4.1 mm bpd 4.00 35.00 • Production less likely to outpace incremental expansion in 2019 3.00 5.7 6.1 25.00 • In 2017 and 2018 Permian production outpaced initial 5.2 2.00 4.3 15.00 forecasts 3.4 • DUCs have grown at a rapid rate to 3,964(1) 1.00 2.5 5.00 • Short time to finish well with low capex costs - (5.00) 2017 2018 2019E 2020E 2021E 2022E • In past cycles, not all pipelines were completed (1) • During 2015 – 2017, 56% of announced pipeline Drilled but Uncompleted Wells takeaway capacity was cancelled (3) 4,500 25% • Average pipeline capacity was also smaller 4,000 20% • Locking in sufficient commitments is more challenging 3,500 • Pipeline operators would prefer one full pipeline rather 3,000 15% 2,500 than two half-full pipelines 10% 2,000 1,500 5% • Any shortfall in the takeaway balance can create volatility in 1,000 0% differentials 500 0 -5% 4/14 8/14 4/15 8/15 4/16 8/16 4/17 8/17 4/18 8/18 4/19 12/16 12/13 12/14 12/15 12/17 12/18 DUCs Incremental DUCs of New Drills % (Rolling 12-Month) 1) Source: PIRA estimates; current production based on EIA for May 2019, Drilling Productivity Report, 2) WTI Midland price source: Argus – May 29, 2019; futures based on ICE/NYMEX curve. 3) Source: Estimates based on news releases and company reports during the period. 7

Market Update Trends benefit Delek US’ WTI-linked refining system • Crack spread has increased into 2Q19 Increasing US Gulf Coast WTI 5-3-2 (2) • Refining industry utilization currently 91.2%(1) $18.00 • Gasoline industry inventory position improved from early 2019 $16.00 $14.00 • Gasoline crack spread increased from seasonal low in Jan. 2019 $12.00 $10.00 $8.00 • Brent-WTI differential supportive $ per barrel per $ $6.00 • Delek US refining system has approximately 262,000 bpd of WTI- $4.00 linked crude oil $2.00 $0.00 • Differential supported by growing US light crude production and transportation economics to clear to the export markets Maya – Midland Differential (2) US Gulf Coast WTI Gas Crack Spread (2) $18.00 $16.00 $15.00 $14.00 $10.00 $12.00 $10.00 $5.00 $8.00 $ per barrel per $ $6.00 $0.00 $4.00 $ per barrel per $ $2.00 -$5.00 $0.00 -$10.00 Mars – Midland Differential (2) Midland – Brent Differential Remains Wide (2) $20.00 $0.00 $15.00 -$5.00 $10.00 -$10.00 $5.00 -$15.00 $ per barrel per $ $0.00 barrel per $ -$20.00 -$5.00 -$25.00 1) Based on DOE report as of May 24, 2019 2) Current and May month to day data as of May 29, 2019. Argus data. 8

Delek US Forecast Case EBITDA

Potential Earnings Power of Current Model

Refining Basic Assumptions*	
Midland – Cushing Differential	-$2.50
WTI HSD 5-3-2 Crack Spread	$13.50
WTI ULSD 5-3-2 Crack Spread	$15.65
System-wide Utilization Rate	97%

**Crack spreads are 12-year averages.*
Midland-Cushing differential based on 8 yr average

Other Basic Assumptions	
Logistics EBITDA	$165 million
Retail EBITDA	$35 million


Forecast Case Segment EBITDA(1)
Current Operations
$1,200
$1,000
$800
$600
$400
$200
$0
$750 (2)
$50 (3)
$60 (2)
$40 (2)
$900 (2)
$1,050 (2)
Consolidated EBITDA
Add: Alky Unit - Krotz Springs
Add: Commercial/Refining initiatives
Add: Regulatory benefit
Current Model Base EBITDA
Add: Long Term Midstream Initiatives

- **Delek US Forecast Case EBITDA of approximately $900 million[2], includes:**
  - Current operations plus annualized benefit from the Alky unit at Krotz Springs that was completed in early April 2019
  - Operational improvement initiatives that are in place
  - Expected EBITDA potential regulatory benefits (RINs waivers/BDTC)
- **Add: Developing midstream projects – Big Spring Gathering and long haul pipeline strategy**
  - Growth initiatives support ability to generate $1.0 billion of EBITDA[2]

1) EBITDA numbers provided are indicative and represent that of a "base case" operating platform for Delek US. Results will vary on market conditions, cash flow options. Please see page 2 regarding forward looking statements.
2) We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to future market pricing, regulatory benefits and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA projected.
3) See slide 34 for a reconciliation of forecast incremental EBITDA to forecast incremental net income for the alkylation unit.

9

Delek US Forecast Case Free Cash Flow Potential

Based on Potential Earnings Power of Current Model; Long Term Average Market Prices



Indicative Free Cash Flow Available for Buybacks, Dividend Growth & Growth Capex(1)
1000
900
800
700
600
500
400
300
200
100
0
$900(2)
$100
$120
$130
$55
$120
$375(2)
Delek US Forecast Case EBITDA
Cash Taxes
Interest
Sustaining Capex
Turnarounds
Growth Capex
Projected Free Cash Flow

- **Delek US' forecast case (under referenced Midland-Cushing conditions) potential free cash flow yield of ~16%[3] ($375 million, ex-dividends)[2] allows growth initiatives, growing dividends, and further share repurchases**
- **Investments and return of capital options do not compromise DK's strong balance sheet**
  - Delek US can use its strong balance sheet to support these strategic objectives
  - Expect to use a healthy mix of debt (60-70%) and cash generated from operations (30-40%) to fund current organic midstream growth initiatives

1) EBITDA and cash flow numbers provided are indicative and represent that of a "base case" operating platform for Delek US. Results will vary on market conditions, cash flow options. Please see page 2 regarding forward looking statements.
2) We are unable to provide a reconciliation of this forward-looking estimate of EBITDA and free cash flow because certain information needed to make a reasonable forward-looking estimate of net income and cash from operating activities is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to future market pricing and other potential variables. Accordingly, a reconciliation to net income and cash from operating activities as the most comparable GAAP measures are not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income and cash from operating activities would vary substantially from the amount of EBITDA and free cash flow projected.
3) Based on market capitalization as of trading on May 30, 2019.

Delek US

10

Capital Allocation Framework

Balance the following objectives using a rigorous and disciplined capital allocation program to create long-term value for our shareholders:

- **Invest:** Capital allocation program focuses on safety, maintenance, and reliability as priority
- **Grow:** Maintain financial strength and flexibility to support the company's strategic objectives
- **Return cash to shareholders:** Maintain a competitive dividend and opportunistically repurchase DK shares

Non-Discretionary

Sustaining & Regulatory Capex

- Approximately $130 million sustaining capex/yr
- Between $40-$60 million per turnaround
  - One each year for next 3 years
- Critical for safe and reliable operations
- Various amounts for regulatory capex

Dividend

- Committed to competitive dividend consistent with growth company profile
- Target mid-point of peer group
- Level that can be maintained through the cycle

Discretionary

Growth Capex

- 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR
- >15% IRR minimum hurdle rate for Retail projects, dependent on size
- >15% IRR hurdle rate for stable cash flow Logistics projects

Cash Returns to Shareholders

- Share repurchases opportunistic based on alternative investment opportunities and relative valuations

Acquisitions

- Evaluate accretive opportunities as they arise vs. alternative uses of cash

Deleveraging

- Continue to optimize the balance sheet
- Opportunistically repay DK debt when FCF supports it
- $150mm convertible debt paid in Sept of 2018

11

Capital Allocation Discipline Cash Balance & Net Debt (DK Ex. DKL)(1) • Maintaining strong balance sheet • Should support ability to invest in the business and $1,128 $1,090 $1,079 $1,013 $984 return cash to shareholders $927 • Provides ability to act quickly to take advantage of opportunities • DK excluding DKL, had $984 million of cash and $72 $209 $178 million net debt at 3/31/19 $116 $8 $72 4Q17 1Q18 2Q18 3Q18 $(5) 4Q18 1Q19 Cash Balance Net Debt Capital Allocation Discipline in Practice – Investing in the Business Capital Expenditures(1) • Investing in the business • 3 refinery turnarounds over next 3 years • El Dorado turnaround was March/April 2019 • Completed April 24, 2019 • Growing the business $74.1 $52.0 • Focus on Midstream $23.9 $53.4 • Big Spring Gathering System $30.6 • Exploring options for a long-haul pipeline $38.4 $54.9 $54.8 $54.3 $39.5 $32.7 • Improving Refining operations $16.3 • Krotz alkylation project 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 • Completed early April 2019 Sustaining Capex Discretionary Capex 1) Based on company filings from Q4 2017 through Q1 2019. Sustaining capex defined as regulatory & maintenance capital expenditures. 12

Capital Allocation Discipline in Practice – Cash Returned to Shareholders Delek US Cash Returned(1) LTM 1Q19 Cash Returned to Shareholders as % of Market Cap(2)(3) Expect to repurchase $60 million in 2Q19 16.0% 15% LTM 1Q19 returned $400.0 million or ~17% of current market cap to 14.0% 13% shareholders through buybacks and dividends(2) 12.0% 10.0% 9% 9% 8% 8.0% 7% $157.9 6.0% 4% $95.3 $92.1 4.0% $46.2 $25.0 $20.0 2.0% $12.7 $17.0 $20.8 $21.0 $20.9 $21.0 0.0% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 PBF CVI PSX HFC VLO MPC DK Dividend Share Repurchases Dividends Declared ($/share) Dividend+Share Repurchases as % of LTM 1Q19 Net Income(2)(3) Raised quarterly dividend five times since 1Q18 to $0.28/share from 160% 144% $0.15/share $1.00 $0.95 $1.11 140% 120% $0.40 $0.96 102% $0.40 $0.60 $0.60 100% 84% $0.60 $0.60 $0.60 $0.60 80% 76% 56% 60% $0.33 $0.39 60% 44% $0.60 $0.15 $0.18 $0.55 40% $0.15 $0.21 20% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 E 0% PBF PSX HFC DK CVI VLO MPC Regular Special 1) Based on company filings from Q4 2017 through 1Q 2019. 2) Based on market capitalization as of trading on May 30, 2019. 3) Based on company filings, NASDAQ IR Insights, Factset 13

Growth and Market Opportunities

Red River Pipeline Joint Venture • DKL purchased a 33% interest in May 2019. • Cost: Approx. $128.0 million initial investment • Financed with borrowing under the revolver • Planned expansion to be completed in first half of 2020 • Current capacity: 150,000 Bpd with planned expansion to 235,000 bpd • DKL will contribute $20.0 million to the expansion, of which $3.5 million was paid with initial investment • Expected annualized adjusted EBITDA • Expected $13.5 to $15.5 million annualized adjusted EBITDA(1) pre-expansion • Increases to $20.0 to $25.0 million annualized adjusted EBITDA(1) post-expansion first half 2020 • Delek US is a major shipper on pipeline • Currently 35,000 bpd increasing to 100,000 bpd of commitment following expansion • Provide crude oil sourcing flexibility with direct Cushing access for Delek US refining system 1) Please see page 41 for a reconciliation of forecasted incremental net income to forecasted incremental adjusted EBITDA. 15

Krotz Springs Refinery- Alkylation Project • Alkylation unit with 6,000 bpd capacity Change in Yields, in 000 bpd • Completed in early April 2019 • Approx. $138.0 million capital costs Gasoline Diesel/Jet Heavy Oils Other 8.7 • Improves refinery flexibility 11.1 8.0 • Converts lower priced isobutane into higher value 8.0 alkylate 22.2 • Enables multiple summer grades of gasoline to be 22.2 produced • Increases octane to produce premium gasoline 44.0 • Ability to access local markets 38.4 • Forecasted project returns (1) • Forecasted annual EBITDA $50 million Base Alky • 36% IRR and 2.8 year payout at $50 million EBITDA • Driven by the conversion/reduces dependency on Gulf Coast CBOB 7.8 – Isobutane Spread(2) crack spread environment for project return $1.40 $1.23 $1.21 • Economics based on 95 cents/gallon spread $1.20 between CBOB 7.8 and isobutane $0.97 $0.89 • Sensitivity: each 10 cents/gallon change in spread $1.00 $0.90 $0.85 $0.77 equals $3.2 million EBITDA change $0.80 $0.69 $0.71 $0.61 $0.67 $0.63 $0.60 $0.40 Spread, per gallon per Spread, $0.20 $0.00 CBOB - Isobutane Base Line Economics 1) Please see page 34 for a reconciliation of forecasted incremental net income to forecasted incremental EBITDA 2) NYMEX, 2019 curve Isobutane spread as April 29, 2019. 16

Growing Midstream - Big Spring Gathering System Delek US’ Gathering Helps Control Crude Oil Quality and Costs into Refineries • Approximately 200-mile gathering • Allows Delek US to get closer to system, 300Kbpd throughput capacity wellhead to control crude oil quality • Currently more than 200,000 and cost dedicated acres • Provides improvement in refining • Points of origin: Howard, Borden, performance and cost structure Martin and Midland counties • Total terminal storage of 650K bbls • Forecasted annualized EBITDA benefit • Connection to Delek US’ Big • $40 to $50 million by 2022 (1) Spring, TX terminal • Expected total capital cost: • Potential future dropdown to DKL once approximately $210 million fully ramped 1) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. 17

Growing Midstream – Potential Permian Basin Crude Oil Long Haul Pipeline • Exploring potential options for a joint venture long haul crude oil pipeline • Targeting 5-7x annual EBITDA multiple over life of project • Big Spring gathering system can provide source of Big Spring barrels for long haul pipeline • Focus on existing announced projects; do not want to enable additional new construction • Potential destinations include access to Gulf Coast terminals • Delek US’ investment can be potential future dropdown to DKL once fully ramped 18

DK Operations Positioned to Benefit from IMO 2020

Delek US positioned to benefit with high value product yields and crude oil slate flexibility

- **Refining system product yields**
  - Middle distillate: average approx. 115,000 bpd of distillate or 44 million barrels annually(4)
  - Gasoline: average approx. 150,000 bpd of gasoline or 55 million barrels annually (4)
  - Low residual products: approximately 2.9% yield (4)
- **Crude oil slate has flexibility**
  - Ability to increase sour crude oil processing to approximately 50% based on market economics
    - Big Spring refinery currently processes 26% WTS and can increase to 100%
    - El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics
- **Krotz Springs refinery exploring ability to produce low sulfur marine fuel**

1Q19 Refiners' Middle Distillates Yield % (1) (2) (3)



41%
39%
38%
38%
37%
35%
32%
CVRR
DK
VLO
PSX
HFC
MPC
PBF

1Q19 Refiners' Gasoline Yield % (1) (3)



53%
52%
51%
50%
49%
46%
45%
HFC
DK
CVRR
MPC
VLO
PBF
PSX

1) Industry average based on peer group.
2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel.
3) Sourced company reports.
4) Average calculated based on 2018 results. Residual yield includes asphalt, road oil and residual fuel oil.

19

Delek US' Initiatives Drive Potential EBITDA Growth

Delek US positioned to generate strong cash flows to return cash to shareholders



$ in millions
$1,200
$1,000
$800
$600
$400
$200
$0
$900
$40
$60
$50
$750
Regulatory
Commercial Initiatives
Krotz Alkylation unit
Please refer to slide 9 for assumptions (incl. $2.50 Midland disct)
$20
$33
$58
$108
$150
Supports DK's objective to reach $370 - $395 million of midstream EBITDA by 2023
Average 2018 midstream market transactions were approximately 12.8x on a 1-year Forward EBITDA basis (3)
Forecast Case Delek US EBITDA (1) (2)
See Refining Basic Assumptions below
2019
2020
2021
2022
2023

Base Year Ops:	2019 (Change from Base)	2020 (Change from Base)	2021 (Change from Base)	2022 (Change from Base)	2023 (Change from Base)
Company Initiatives/Projects: [(2)] $0	Δ: +$18-22 million	Δ: $30-35 million	Δ: $55-60 million	Δ: $105-110 million	Δ: $148-152 million
Forecast Base Case Delek US EBITDA with Company Initiatives/Projects (1) (2)	**$920 million**	**$933 million**	**$958 million**	**$1,008 million**	**$1,050 million**

Refining Basic Assumptions[(2)]	Midland – Cushing Differential -$2.50	WTI HSD 5-3-2 Crack Spread $13.50	WTI ULSD 5-3-2 Crack Spread $15.65	System-wide Utilization Rate 97%

1) Includes benefit from quality uplift for refineries. We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to market pricing, regulatory benefits, unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA projected.

2) Please see page 9 for further detail for market assumptions regarding these forecasts. Please see slide 34 for reconciliation of Krotz Springs Alkylation unit forecasted incremental EBITDA.

3) Based on private equity midstream transaction in 2018, Wells Fargo.

Delek US

20

Organic Projects Create Larger Dropdown Inventory

Supports Delek US' goal to generate $370 million to $395 million of annual midstream EBITDA by 2023

Potential Growth for DKL

- **Delek US announced goal to achieve midstream target by 2023**
- **Delek Logistics provides platform to unlock logistics value**
- **Paline Pipeline tariff increase**
  - Incentive tariff of $0.75/bbl expired on Feb. 28, 2019; FERC tariff of $1.57/bbl in place
  - $900,000 monthly EBITDA increase[2]
- **Red River Joint Venture [2]**
  - Pre Expansion: Expected $13.5 to $15.5 million annualized adjusted EBITDA
  - Post Expansion: Increases to $20.0 to $25.0 million annualized adjusted EBITDA (first half 2020 completion)
- **Krotz Springs Dropdown Inventory**
  - $30 to $34 million EBITDA / year [2]
- **Midstream Growth Projects by 2023:**
  - Other organic midstream growth projects being invested in by strong sponsor DK
    - Big Spring Gathering System
    - Potential Long Haul pipeline
    - Other organic growth

Strong EBITDA Growth Profile Supporting Distribution Growth [1]



($ in millions)
$169
$10
$22
$8
$14
$32
Target 2019
$150
$383
Note: based on DKL LTM EBITDA + incremental benefit from Paline tariff increase since 2/28/19
LTM EBITDA(3) 3/31/19
Paline Tariff (2) Increase
Red River JV (2) Pre ($14)/Post Exp ($8)
Krotz Springs (2) Dropdown Inventory
Midstream (4)(5) growth projects
Total (4)(5) Annualized Adj. EBITDA Potential

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 35, 40 and 41 for a reconciliation of EBITDA to net income for Krotz Springs drop down, Paline pipeline tariff increase and Red River joint venture, respectively.
3) Please see page 39 for reconciliation of Delek Logistics net income to EBITDA.
4) We are unable to provide a reconciliation of this forward-looking estimate of EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA projected.
5) Subject to final scope on economics for long-haul pipeline.

21

Current Valuation Below Peer EV-to-EBITDA DK positioned to benefit from Midland to Brent crude diffs and IMO; low valuation to peer group • Strong balance sheet with $989.7 million of cash; net debt of $771.4 million; net debt excl. DKL of $71.6 million(1) • Operations positioned to generate strong cash flow based on current differential and crack spread outlook • Returning cash to shareholders through repurchases/dividends; Investing in business to create long term value EV/EBITDA(2) 8.0x 7.0x 6.0x 5.0x 4.0x 3.0x 2.0x 1.0x 0.0x DK HFC VLO PBF MPC PSX CVI 2019 2020 2019 Avg 2020 Avg (1) Data presented as of March 31, 2019. (2) Based on NASDAQ IR Insights/Factset as of May 30, 2019. 22

An Integrated and Financial Flexibility to Diversified Refining, Support Strategic Logistics and Marketing Company Objectives Invest in the Business to Permian Focused Focus on Long-Term Operate Reliably and Refining System Shareholder Returns Safely Growing Midstream Platform to Diversify EBITDA Stream

Appendix

1Q19 Highlights – Cash Flow • Financial position and cash flow Total Consolidated Cash Flows generation in 1Q19 supported 1,400 investment in the business and returning cash to shareholders $133.4 1,200 $1,079.3 • Operating cash flow from ( $127.0) $989.7 1,000 continuing ops $133.4 million ($96.0 ) • Investing activities include cash capital expenditures of $124.0 800 million 600 • Total cash to returned to shareholders of $67.2 million 400 • Includes $46.2 million through repurchases 200 0 12/31/2018 Operating Cash Flow Investing Activities Financing Activities 3/31/2019 from Continuing Ops 25

Guidance (1) 2Q19 Guidance Range Low High Consolidated Operating Expenses, $ in millions $165.0 $175.0 Consolidated G&A, $ in millions $57.0 $62.0 Consolidated Depreciation and Amort., $ in millions $52.0 $53.0 Net interest expense, $ in millions $28.0 $30.0 Effective Tax Rate 23% 25% Estimate Diluted Share Count (exclusive of repurchases) 77.5 77.7 Total Crude Throughput 260,000 270,000 El Dorado Crude Throughput 50,000 55,000 Realized Midland-Cushing Discount, $/bbl ($1.30) ($1.50) Backwardation/(Contango) ($0.13) ($0.18) 2019 Capital Expenditures $ in millions Refining $222 Logistics 12 Retail 18 Corporate/Other 142 Total $394 (1) Delek US estimates. Actual results will vary based on market conditions, operations and company performance. Please refer to the forward looking statement disclaimer on page 2 for additional considerations. 26

Delek US Growth Focused on Growth through Acquisitions

Assets Purchased — 2005 to 2007 | 2011 to 2012 | 2013 to Current

Crude Oil Gathering
- 2011 SALA Gathering Lion Oil acquisition
- Increased Gathering East and West Texas

Crude Oil Logistics
- 2011 Paline Pipeline $50 mm
- 2012 Nettleton Pipeline $12.3 mm
- DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm

Refining
- 2005 Tyler refinery & related assets $68.1 mm(1)
- 2011 Lion refinery & related pipeline & terminals $228.7 mm(1)
- 2013 Biodiesel Facility $5.3 mm
- 2014 Biodiesel Facility $11.1 mm
- 2015 47% ownership in Alon USA
- 2017 Acquired rest of Alon USA
- 2018 Acquired rest of Alon USA Partners

Product Logistics
- 2006 Abilene & San Angelo terminals $55.1 mm
- 2012 Big Sandy terminal & pipeline $11.0 mm
- 2013 Tyler-Big Sandy Pipeline $5.7 mm
- 2013 North Little Rock Product Terminal $5.0 mm
- 2014 Mt. Pleasant System $11.1 mm (2)
- 2014 Frank Thompson Transport $11.9 mm

Retail
- Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm
- 2011 - 2014 Building new large format convenience stores
- 2015 47% ownership in Alon USA
- 2016 Sold MAPCO for $535mm
- 2017 Acquired rest of Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refining Segment | Logistics Segment | Retail Segment

27

Current Delek US Corporate Structure 94.6% Delek US Holdings, Inc. ownership interest (1) NYSE: DK Market Cap: $2.4 billion(2) Delek Logistics GP, LLC (the General Partner) 61.4% interest in LP units 2.0% interest General partner interest Incentive distribution Delek Logistics Partners, LP rights NYSE: DKL Market Cap: $745 million(2) 1) As of March 31, 2019, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 2) Market capitalization based on price per common share and common unit, as applicable, as of trading on May 30, 2019. 28

Market Data

IMO 2020

Current impact on oil and product markets

- **Market is pricing a higher scrubber uptake rate**
  - Increased scrubber uptakes could decrease ULSD demand
    - Led to upside pressure on the HFSO curve over past month
  - If scrubber adoption is less than projected, could result in increased demand for ULSD
    - Would expect to see higher ULSD and gas crack spreads
- **Global and EM demand growth concerns have suppressed the gas crack**
  - Delek US internal testing showed a minimum VGO feedstock is required to blend into LSFO
    - *Uplift in gas crack spread in 2020 may be due to this uptick in VGO feedstock demand*
  - 28-48% range from our hand-blended testing
  - 70% of VGO contains gas

Delek US Study: Range on VGO Requirements for LSFO Blends



Minimum Gas Case
28%
14%
58%
ULSD
Slurry
FCC / Coker Feed
Maximum Case
48%
29%
24%
ULSD
Slurry
FCC / Coker Feed

WTI-HSFO Spread [(1)]



$5
-$5
-$15
-$25
-$35
-$45
Potential range if compliance higher
Jan-17
May-17
Sep-17
Jan-18
May-18
Sep-18
Jan-19
May-19
Sep-19
Jan-20
May-20
Sep-20
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
WTI-HSFO Spread
WTI-HSFO Spread Forward Curve

ULSD and Gas Crack Spreads [(1)]



$35
$30
$25
$20
$15
$10
$5
Potential range if compliance higher
Potential range if compliance higher
Jan-17
May-17
Sep-17
Jan-18
May-18
Sep-18
Jan-19
May-19
Sep-19
Jan-20
May-20
Sep-20
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
ULSD Crack Spread
Gas Crack Spread
ULSD Crack Spread Forward Curve (Annual Average)
Gas Crack Spread Forward Curve (Annual Average)

1) Spread sources: Argus – May 29, 2019; futures based on ICE/NYMEX curve.

30

Access to Midland Crude Oil Benefits Margins WTI Midland vs. WTI Cushing Crude Oil Pricing ($ per barrel) $2.00 $0.00 ($2.00) ($4.00) ($6.00) ($8.00) ($10.00) ($12.00) ($14.00) Approx. 207,000 bpd of Midland ($16.00) crude oil in DK system ($18.00) Jul-12 Jul-11 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Sep-14 Sep-11 Sep-12 Sep-13 Sep-15 Sep-16 Sep-17 Sep-18 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Nov-18 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 May-18 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-19 Source: Argus – as of May 28, 2019 31

U.S Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) (2) (2) $50 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel $40 $30 $20 $10 $0 -$10 -$20 -$30 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-14 Jan-10 Jan-11 Jan-12 Jan-13 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Nov-18 Mar-17 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-18 Mar-19 May-18 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-19 1) Source: Platts as of May 29, 2019; 5-3-2 crack spread based on HSD 2) Crack Spreads: (+/-) Contango/Backwardation 32

Reconciliations

Non-GAAP Reconciliation of Alkylation Project EBITDA(1) Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Alkylation Project ($ in millions) Annual Amount Forecasted Incremental Net Income $ 33.2 Add Forecasted Incremental Amounts for: Interest Expense, net $ - Income tax expense $ 9.9 Depreciation and amortization $ 6.9 Forecasted Incremental EBITDA $ 50.0 1) Based on projected potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. 34

Non-GAAP Reconciliation of Krotz Spring Potential Dropdown EBITDA(1) Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Krotz Sprins Logistics Drop Down ($ in millions) Forcasted Range Forecasted Incremental Net Income $ 2.9 $ 3.3 Add Forecasted Incremental Amounts for: Interest Expense, net $ 11.5 $ 13.0 Depreciation and amortization $ 15.6 $ 17.7 Forecasted Incremental EBITDA $ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets associated with the Krotz Springs refinery that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 35

Non-GAAP Reconciliations of Adjusted EBITDA 36

DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-five consecutive times since the IPO $0.770 $0.790 $0.810 $0.820 $0.705 $0.715 $0.725 $0.750 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD (1)1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.35x in 2013 Avg. 1.11x in 2016 1.19x in 2018 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.30x 1.32x 1.35x 1.25x 1.49x 1.47x 1.06x 1.34x 1.25x 1.18x 1.20x 1.29x 1.00x 1.16x 1.02x 1.06x 0.98x 0.88x 0.97x 0.96x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Leverage Ratio (5) 4.17x 4.53x 4.08x 3.83x 4.60x 4.44x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations of distributable cash flow to net cash from operating activities starting on page 38. 3) 4Q18 based on total distributions paid on February 12, 2019. 4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 37 5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [3]	1Q16	2Q16	3Q16	4Q16	2016 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities																
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments																
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18	3Q18	4Q18	2018	1Q19
Reconciliation of Distributable Cash Flow to net cash from operating activities											
Net cash provided by operating activities	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0	$6.0	$90.4	$148.0	$26.2
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)	-
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)	(0.0)
Changes in assets and liabilities	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2	28.1	(59.9)	(21.9)	3.2
Non-cash lease expense						-	-	-	-	-	(1.0)
Distributions from equity method investments								0.3	0.2	1.2	0.8
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.5)	(7.2)	(0.8)
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	0.9	2.9	0.7
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5	$32.4	$27.6	$121.5	$29.0
Distribution Coverage Ratio [1]	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x	1.25x	1.02x	1.19x	1.06x
Total Distribution [1]	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9	$27.4

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

38

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16	4Q16	2016
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**
Cost of Sales	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)
Operating Expenses (excluding depreciation and amortization presented below)	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)
Depreciation and Amortization																
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**
Operating Expenses (excluding depreciation and amortization presented below)																
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)	0.0	-	($0.0)	$0.0	0.0
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2	(0.1)	(0.129)	($0.1)	$0.3	(0.1)
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**
EBITDA:																
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8	$15.4	$18.9	$13.2	$15.3	$62.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)	0.1	0.1	0.13	(0.28)	0.1
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2	5.0	4.8	5.4	5.6	20.8
Amortization of customer contract intangible asse	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7	3.2	3.3	3.4	3.7	13.6
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5	$23.7	$27.1	$22.0	$24.4	$97.3

	2Q17	3Q17	4Q17	2017	1Q18	2Q18	3Q18	4Q18	2018	1Q19
Net Revenue	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**	**$164.1**	**$159.3**	**$657.6**	**$152.5**
Cost of Sales	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)	($105.6)	($98.4)	(429.1)	($96.3)
Operating Expenses (excluding depreciation and amortization presented below)	(10.0)	($10.7)	($12.3)	(43.3)	(12.6)	(14.9)	($14.5)	($15.4)	(57.4)	($15.3)
Depreciation and Amortization							($6.3)	($5.8)	(12.1)	($6.1)
Contribution Margin	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**	**$37.8**	**$39.6**	**$159.1**	**$34.8**
Operating Expenses (excluding depreciation and amortization presented below)							**($0.9)**	**($0.4)**	(1.3)	**($0.8)**
Depreciation and Amortization	(5.7)	($5.5)	($5.5)	(21.9)	(6.0)	(7.0)	($0.5)	($0.4)	(13.9)	($0.5)
General and Administration Expense	(2.7)	($2.8)	($3.6)	(11.8)	(3.0)	(3.7)	($3.1)	($7.4)	(17.2)	($4.5)
Gain (Loss) on Asset Disposal	0.0	($0.0)	($0.0)	(0.0)	-	0.1	($0.7)	($0.2)	(0.8)	($0.0)
Operating Income	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**$27.3**	**$34.7**	**$32.6**	**$31.1**	**$125.8**	**$29.1**
Interest Expense, net	(5.5)	($7.1)	($7.3)	(23.9)	(8.1)	(10.9)	($11.1)	($11.2)	(41.3)	($11.3)
(Loss) Income from Equity Method Invesments	1.2	$1.6	$1.9	5.0	0.8	1.9	$1.9	$1.5	6.2	$2.0
Income Taxes	(0.1)	($0.2)	$0.6	0.2	(0.1)	(0.1)	($0.1)	($0.2)	(0.5)	($0.1)
Net Income	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**	**$23.3**	**$21.3**	**$90.2**	**$19.7**
EBITDA:										
Net Income	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6	$23.3	$21.3	$90.2	$19.7
Income Taxes	0.1	0.2	($0.6)	(0.2)	0.1	0.1	0.1	$0.2	0.5	0.1
Depreciation and Amortization	5.7	5.5	5.5	21.9	6.0	7.0	6.7	6.3	26.0	6.6
Amortization of customer contract intangible asse	-	-	-	-	0.6	1.8	1.8	1.8	6.0	1.8
Interest Expense, net	5.5	7.1	7.3	23.9	8.1	10.9	11.1	11.2	41.3	11.3
EBITDA	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4	$43.0	$40.7	$163.9	$39.4

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.
Note: May not foot due to rounding.

39

Non-GAAP Reconciliation of Increased Paline Pipeline Tariff EBITDA(1) Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Paline Pipeline Tariff Increase ($ in millions) Annual Monthly Forecasted Incremental Net Income $ 10.8 $ 0.9 Add Forecasted Incremental Amounts for: Interest Expense, net $ - $ - Depreciation and amortization $ - $ - Forecasted Incremental EBITDA $ 10.8 $ 0.9 1) Based on projected potential future performance from the Paline Pipeline using 36,000 bpd and the tariff change from an incentive rate of $0.75/bbl to the FERC rate of $1.57/bbl. Amounts of EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. 40

Non-GAAP Reconciliation of Red River Joint Venture Adjusted EBITDA(1) Delek Logistics Partners, LP Reconciliation of Forecasted Incremental U.S. GAAP Net Income (Loss) to Forecasted Incremental Adjusted EBITDA for the Red River Pipeline Joint Venture ($ in millions) Pre-Expansion Range Post-Expansion Range Forecasted Incremental Net Income $1.4 $3.4 $5.8 $10.8 Add Forecasted Incremental Amounts for: Interest Expense, net 6.6 6.6 7.6 7.6 Depreciation and amortization -- -- -- -- Forecasted Incremental EBITDA $8.0 $10.0 $13.4 $18.4 Adjustments: Add Forecasted incremental distributions from 5.5 5.5 6.6 6.6 operations of non-controlled entities in excess of earnings Forecasted Incremental Adjusted EBITDA $13.5 $15.5 $20.0 $25.0 1) Based on projected potential future performance from the Red River joint venture. Amounts of adjusted EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. 41

Investor Relations Contact: Assi Ginzburg Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1158 615-435-1366